MARKETABLE SECURITIES MARKETABLE SECURITIES (Tables)	6 Months Ended
Jun. 30, 2016
Investments, Debt and Equity Securities [Abstract]
Summary of marketable securities

(in thousands of $)	2016	2015
Balance at start of period	13,853	—
Shares acquired as a result of stock dividends	—	10,632
Shares acquired on merger with Frontline 2012	—	12,803
Impairment loss	(6,914)	(9,369)
Unrealized loss recorded in other comprehensive income	(280)	(213)
	6,659	13,853